UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 13, 2008

AMS HEALTH SCIENCES, INC.
(Exact name of registrant as specified in charter)

OKLAHOMA	001-13343	73-1323256
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

711 NE 39th Street
Oklahoma City, Oklahoma 73105
(Address of principal executive offices / Zip Code)

(405) 842-0131
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

o	Written communications pursuant to Rule 425 under the Securities Act.

o	Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

o	Pre-commencement communications pursuant to Rule 14d—2(b) under the Exchange Act.

o	Pre-commencement communications pursuant to Rule 13e—4(c) under the Exchange Act.

Item 1.01

Entry into a Material Definitive Agreement; Item 1.03 Bankruptcy or Receivership

On December 27, 2007, the Company filed a Voluntary Petition for Relief under Chapter 11 of the Bankruptcy Code in the United States Bankruptcy Court for the Western District of Oklahoma (the “Bankruptcy Court”), Case No. 07-14678 (the “Chapter 11 Case”).  As previously reported in the Company’s Form 10-QSB for the quarter ended September 30, 2007, the Company did not have the cash resources to satisfy a previous judgment.  The Company continued to operate its business as a Debtor-in-Possession under the jurisdiction of the Bankruptcy Court and in accordance with applicable provisions of the Bankruptcy Code until July 28, 2008.  At the time the Company filed the Bankruptcy Petition, the Company owned one hundred percent (100%) of AMS Manufacturing, Inc., which owned one hundred percent (100%) of Heartland Cup, Inc.

On February 4, 2008, as reported on February 5, 2008 on Form 8-K, the Company mailed a Notice from the United States Bankruptcy Court, Western District of Oklahoma, to all of the common stock shareholders of record of AMS Health Sciences, Inc., notifying them of the potential disposition of their stock under the Company’s Plan of Reorganization as a result of their Chapter 11 Bankruptcy filing of December 27, 2007.

On June 09, 2008, the Company submitted the First Amended Plan of Reorganization (the “Plan”) to the Court for consideration. On July 15, 2008, the Court issued the Order Confirming AMS Health Sciences, Inc.’s First Amended Plan of Reorganization, as Modified, with an “Effective Date” of July 28, 2008.  The following is a summary of the matters to occur pursuant to the Plan.  This summary only highlights certain substantive provisions of the Plan and is not intended to be a complete description of, or a substitute for, a full and complete reading of the Plan.  This summary is qualified in its entirety by reference to the full text of the Plan.  Please note all defined terms have the meaning provided in the Plan itself:

(1)

Removal and replacement of all prior Officers and Directors of the Company with James Ditanna as the Company’s sole Director and Officer.  On July 28, 2008, the Company, by unanimous written consent, replaced all the Officers and Directors with James Ditanna.

(2)

Change the Company’s name to allow a 3rd party that purchased the prior assets of the Company to continue using the name “AMS Health Sciences, Inc.”  On July 28, 2008, the Company underwent a Holding Company Reorganization to implement the name change and allow for the sale of assets that occurred on July 30, 2008.

(3)

Implement a Reverse Stock Split to lower the outstanding shares of the Company to 15,000 shares.  The effect of the reverse split is that one (1) share of stock issued prior to the Confirmation Order is now equal to 1/670 share.  The Court authorized the Board of Directors to implement the Reverse Stock Split without shareholder approval.  On July 28, 2008, the Company’s Board of Directors passed a resolution implementing the Reverse Stock Split.

(4)

 Issue 25,000,000 restricted shares of the New Common Stock, which are not subject to the reversal, to IACE Investments Two, Inc.  On July 28, 2008 the Company’s Board of Director’s, by written consent, authorized the transfer agent to issue the 25,000,000 restricted common shares to IACE Investments Two, Inc.

(5)

Issue 6,000,000 shares of restricted shares of the New Common Stock, which are not subject to the reversal, to four (4) investors in exchange for the payment of the aggregate sum of $35,000.  On July 28, 2008, the Company’s Board of Directors authorized the transfer agent to issue the 6,000,000 restricted shares to the four (4) investors pursuant to the Plan.

(6)

Issue 50,000 shares of New Common Stock, pursuant to Section 1145 of the Bankruptcy Code, to the Bankruptcy Trustee to be distributed according to the Plan.  The shares to be issued to the Trustee shall contain certain restrictions listed within the Plan.

(7)

The Company is obligated to issue 100 shares of the New Common Stock to the holder of each Allowed Unsecured Claim in Class 6 and Class 7. These shares shall be issued pursuant to Section 1145 of the Bankruptcy Code.

(8)

Sale of the Company’s business operations, assets.  On July 31, 2008, the Company sold its assets and business operations to a 3rd party listed within the Disclosure Statement.

Restructuring Transaction:

Removal of Former Officers and Directors and Appointment of New Sole Officer and Director

Pursuant to the Plan, on July 28, 2008, all current Directors and current Officers were deemed to have been removed and replaced by James Ditanna to serve as the sole Officer and sole Director. Pursuant to the Plan, the Company was not required to file a Form 14-F with the SEC as a result of the change of officers and directors.

James Ditanna is a graduate of Drexel University, Philadelphia, Pennsylvania, receiving a Bachelor of Science Degree in Business Administration with an Accounting and Taxation Major.  Mr. Ditanna graduated from the University of Pennsylvania with dual masters degrees (MBA/MGA) Magna Cum Laude.  In addition, Mr. Ditanna is affiliated with American Financial International Group, which has offices throughout the United States and in London, England.  Mr. Ditanna has no prior relationship with the Debtors, their officers and directors, any substantial creditors of the debtors or the professionals retained by the Debtors or the Committee. Mr. Ditanna served as a Director in New Harvest Capital Corporation n/k/a Azur Holdings, Inc.; was the CFO and a Director of Tuff Coat Manufacturing, Inc. f/k/a Osage Acquisition Corporation; CFO of Nexmed, Inc.; a Director of Ideal Accents, Inc., Dexterity Surgical, Inc., Dynasty Energy Resources, and Verilink Corporation.

Name Change:

Pursuant to the Plan, the Company was ordered to change the name to allow the purchaser of the Company’s assets to continue to use the name “AMS Health Sciences, Inc.”.  In order to implement the name change and separate any relationship to the products sold under the name AMS Health Sciences, Inc., on July 28, 2008, the Company underwent a “Holding Company Reorganization”.  On July 28, 2008, the Company formed SA Recovery, Inc., a wholly owned subsidiary.  On the same date, SA Recovery, Inc. created Jacob Acquisition Corp.  Pursuant to the Holding Company Reorganization, AMS Health Sciences, Inc. merged into Jacob Acquisition Corp.  Each share of the outstanding common stock of AMS Health Sciences, Inc. received one share of common stock of SA Recovery, Inc., with the same rights, privileges, preferences, and ratio.  Accordingly, AMS Health Sciences, Inc. is not considered a predecessor company for accounting or legal purposes.  The prior subsidiaries (AMS Manufacturing, Inc., and Heartland Cup, Inc.) remained as subsidiaries of Jacob Acquisition Corp.

Reverse Stock Split

On July 28, 2008, the Board of Directors implemented a board resolution to effect a 1-for-670 Reverse Stock Split, whereby every 670 shares of our common stock outstanding will be combined and reduced into one share of common stock, which is referred to herein as the “Reverse Stock Split”.”  As of July 28, 2008, there were approximately 9,107,248 shares of common stock issued and outstanding.  Post reverse split; there will be estimated 15,000 shares issued and outstanding. The Company’s transfer agent will act as exchange agent for purposes of implementing the exchange of stock certificates.

As a result of the Reverse Stock Split, each stockholder owns a reduced number of shares of common stock.  No fractional shares of common stock will be issued as a result of the Reverse Stock Split, nor will stockholders who otherwise would be entitled to receive fractional shares receive cash for such fractional shares.  Fractional shares shall not be rounded to the nearest whole share.

Issuance of 25,000,000 shares of Common Stock to IACE Investments Two, Inc.

On July 28, 2008, the Company issued 25,000,000 shares of restricted New Common Stock to the IACE Investments Two, Inc., which are not subject to the Reverse Stock Split or reclassification. The issuance of the New Common Stock is exempt from registration under the Securities Act of 1933, as a private placement under Section 4(2).  The New Common Stock will be restricted as to transfer and will bear a restrictive legend reflecting its restricted nature.

Issuance of 6,000,000 shares of Common Stock to Four (4) Investors

On July 28, 2008, the Company issued 6,000,000 shares of restricted New Common Stock to four (4) individuals listed within the Plan, which shares are not subject to the Reverse Stock Split or reclassification.  The issuance of the New Common Stock is exempt from registration under the Securities Act of 1933, as a private placement under Section 4(2).  The New Common Stock will be restricted as to transfer and will bear a restrictive legend reflecting its restricted nature.

Issuance of 50,000 shares of Common Stock to the Liquidating Trust

The Company is required to issue 50,000 shares to the Bankruptcy Trustee for the benefit of Allowed Class 6 claims.  These shares shall not be issued until the Company completes a business combination as defined within the Plan. Under Section 1145 of the Bankruptcy Code, the Liquidating Trustee may issue the securities in exchange for claims and interests under the Plan.  The Plan grants the Liquidating Trustee broad authority regarding the issuance of the shares.

Issuance of Unsecured Creditors Stock

Each holder of an allowed Class 6 and Class 7 claim shall receive 100 shares of Unsecured Creditors Stock. The equities issued to the Class 6 and Class 7 Unsecured Creditors are exempt from registration and the requirements of federal and state securities laws in accordance with Section 1145 of the Bankruptcy Code.  The securities issued to the Creditors shall be held in escrow until certain terms are met as defined within the Plan.

Sale of Assets:

Pursuant to the Plan, on July 31, 2008, the Company sold all of its operating assets to a 3rd party company owned by Laurus Master Fund, Ltd.  The Operating Assets sold to the 3rd party included all of the assets of the Company, including:  (i) the Debtor's books and records; (ii) all furniture, fixtures and equipment used in the Debtor's ordinary course of business and described in the Schedules or on hand as of the Effective Date; (iii) all Real Property described in the Plan; (iv) all the  inventory and supplies as of the Effective Date; (v) all the Cash on hand on the Effective Date; (vi) all trademarks identified in the Plan; (vii) all executory contracts assumed and assigned to the 3rd Party pursuant to the Plan, including the 39th Street Sale Contract; (viii) all Pass Thru Contracts assigned to the 3rd Party pursuant to the Plan; (ix) all rights to the Company’s list of customers and sales associates; (x) the right to use the name AMS Health Sciences, Inc.; and (xi) all other property of the Debtor, tangible or intangible, but excluding the Debtor's rights and interest in AMS Manufacturing Inc. and any other direct or indirect subsidiary or affiliate of the Debtor.

Item 1.02

Termination of a Material Definitive Agreement

Pursuant to the Plan, all executory contracts and unexpired leases of the Company not assumed or rejected prior to the Effective Date were rejected as of July 15, 2008.

Item 2.01

Completion of Acquisition or Disposition of Assets

The information provided in Item 1.03 of this Current Report on Form 8-K is incorporated by reference into this Item 2.01.

Item 3.02

Unregistered Sales of Equity Securities

The Information provided in Item 1.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

Item 3.03

Material Modification to Rights of Security Holders

The information provided in Item 1.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 5.01

Change in Control of Registrant

The information provided in Item 1.03 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.  Pursuant to the Plan, the Court directed the Company to issue 25,000,000 shares of restricted stock to IACE Investments Two, Inc.  The Board of Directors is required to issue the shares following the completion of the Reverse Stock Split.  Following the issuance of the 25,000,000 shares, IACE Investments Two, Inc. will own approximately 80% of the issued and outstanding shares of common stock.

Item 5.02

Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Pursuant to the Plan, on July 28, 2008, all current directors and current officers were deemed to have been removed and replaced by James Ditanna to serve as the sole officer and sole director.  Pursuant to the Plan, the Company was not required to file a Form 14-F with the SEC as a result of the change of officers and directors.

James Ditanna is a graduate of Drexel University, Philadelphia, Pennsylvania, receiving a Bachelor of Science degree in Business Administration with an accounting and taxation major.  Mr. Ditanna graduated from the University of Pennsylvania with dual masters degrees (MBA/MGA) magna cum laude. Mr. Ditanna is also affiliated with the American Financial International Group, which has offices throughout the United States and in London, England.  Mr. Ditanna has no prior relationship with the Debtors, their officers and directors, any substantial creditors of the debtors or the professionals retained by the Debtors or the Committee. Mr. Ditanna served as a director in New Harvest Capital Corporation n/k/a Azur Holdings, Inc.; was the CFO and a director of Tuff Coat Manufacturing, Inc. f/k/a Osage Acquisition Corporation; CFO of Nexmed, Inc.; a director of Ideal Accents, Dexterity Surgical, Inc., Sino-Biotics, Inc., and Dynasty Energy Resources, Inc.

Director Compensation

The Company pays no compensation to its director.

Stock Option Grants

As of the date of this 8-K the Company has not granted any stock options to James Ditanna.

Item 5.03

Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

The information provided in Item 1.03 of this Current Report on Form 8-K is incorporated by reference into this Item 5.03.

Item 9.01

Financial Statements and Exhibits

Exhibit

   No.

Description

10.1

First Amended Plan of Reorganization Filed by the Debtors.

10.2

Order Confirming First Amended Plan of Reorganization by the Debtors on July 15, 2008.

10.3

A Resolution of AMS Health Sciences, Inc. Implementing the Orders of the United States Bankruptcy Court dated the 28th day of July, 2008.

10.4

A Resolution of AMS Health Sciences, Inc. Implementing the Orders of the United States Bankruptcy Court by Implementing the Reverse Stock Split dated the 28th day of July, 2008.

10.5

Agreement of Merger filed on July 28, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AMS HEALTH SCIENCES, INC.
(Registrant)

Dated: August 13, 2008	By:	/s/ James Ditanna

	Name:	James Ditanna
	Title:	President